SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 20, 2010

INERGETICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3338 (Commission File Number)	22-1558317 (IRS Employer Identification No.)

205 Robin Road, Suite 222, Paramus, NJ 07652 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (908) 604-2500

Millennium Biotechnologies Group, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As of April 20, 2010, the Company received notices from the holders of a majority of the issued and outstanding shares of its Series F Convertible Preferred Stock (the “Series F”) directing the Company to convert all outstanding shares of Series F into Company Common Stock pursuant to Section II.B.(4)(a) of the Certificate of Designation of Rights, Preferences and Limitations of Series E Convertible Preferred Stock and Series F Convertible Preferred Stock of the Company.

Accordingly, as of April 20, 2010, all 5,571.838 issued and outstanding shares of Series F automatically converted into an aggregate of 668,620.560 shares  of Common Stock.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2010
INERGETICS, INC.

By:	/s/ Frank Guarino
Frank Guarino, CFO